                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------


                                   FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 ------------


         Date of report (Date of earliest event reported): July 31, 2000


                               M.A. HANNA COMPANY
                               ------------------
               (Exact name of registrant as specified in charter)


          Delaware                        1-5222               34-0232435
          --------                        ------               -----------
(State or other jurisdiction       (Commission File No.)      (IRS Employer
    of incorporation)                                       Identification No.)


          Suite 36-5000, 200 Public Square, Cleveland, Ohio 44114-2304
          ------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (216) 589-4000
                                                           --------------




                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets

         On July 31, 2000, M.A. Hanna Company, a Delaware corporation (the "Company"), completed the previously announced disposition of substantially all of the assets of the Company's Cadillac Plastic ("Cadillac") business to General Electric Company, a New York corporation ("General Electric"), for $110 million in cash, subject to certain adjustments. The amount of the consideration was the result of arms-length negotiations. The Company and General Electric issued a joint press release on May 11, 2000 announcing that the Company and General Electric had entered into an acquisition agreement regarding the disposition and issued a joint press release on July 31, 2000 announcing the consummation of the disposition.

Item 7.  Financial Statements and Exhibits

         (b)  Pro Forma Financial Information

b.  Pro Forma Financial Information

     The following unaudited pro forma income statement for the year ended December 31, 1999 and for the six months ended June 30, 2000 gives effect to the disposition of substantially all of the assets of the Company's Cadillac business to General Electric assuming the sale had been consummated as of January 1, 1999.


                                                                               Unaudited
                                        ---------------------------------------------------------------------------------------
                                              Year Ended December 31, 1999                Six Months Ended June 30, 2000
                                        ------------------------------------------   ------------------------------------------
                                         (dollars in millions, except                 (dollars in millions, except
                                             per share data)                              per share data)

                                                        Cadillac        Adjusted                     Cadillac        Adjusted
                                        Historical      Adjustments    Pro Forma     Historical      Adjustments    Pro Forma
                                        ------------  ----------------------------   ------------  ----------------------------

Net sales                                  $2,304.6       $ (378.2) (a)  $1,926.4       $1,219.4       $ (193.8) (a)  $1,025.6
Costs and expenses:
    Cost of goods sold                      1,886.0         (303.9) (a)   1,582.1        1,008.0         (158.2) (a)     849.8
    Selling and administrative                305.3          (78.3) (a)     227.5          155.6          (37.6) (a)     118.3
                                                               0.5  (b)                                      .3  (b)
    Interest on debt                           31.7           (2.2) (a)      24.3           16.3           (1.0) (a)      12.7
                                                              (5.2) (c)                                    (2.6) (c)
    Amortization of intangibles                15.3           (1.8) (a)      13.5            7.5           (0.9) (a)       6.6
    Other - net                                (2.3)           1.6  (a)      (0.7)          45.9             .7  (a)       1.2
                                                                                                          (45.4) (d)
                                        ------------  -------------    -----------   ------------  -------------    -----------
Total operating costs and expenses          2,236.0         (389.3)       1,846.7        1,233.3         (244.7)         988.6
                                        ------------  -------------    -----------   ------------  -------------    -----------
Income (loss) before income taxes              68.6          (11.1)          79.7          (13.9)         (50.9)          37.0
Income tax expense (benefit)                   33.2           (3.4) (e)      36.6            9.2            5.3  (e)       3.9
                                        ------------  -------------    -----------   ------------  -------------    -----------
Net income (loss)                            $ 35.4         $ (7.7)        $ 43.1        $ (23.1)       $ (56.2)        $ 33.1
                                        ============  =============    ===========   ============  =============    ===========

Per share - diluted                           $ .79                         $ .96         $ (.51)                        $ .74
                                        ============                   ===========   ============                   ===========


(a) Represents the elimination of the historical operating results taken from the books and records of the Cadillac business, which is reported as a component of the Company's distribution segment, for the year ended December 31, 1999 and the six months ended June 30, 2000. The Cadillac business is a stand alone business and has its own corporate staffs including finance, information technology and human resources. Accordingly, corporate costs are not allocated to the Cadillac business.

(b) Represents the historical other post retirement benefits expense included in the operating results as discussed in (a). These liabilities will be retained by the Company.

(c) Represents the reduction in interest expense associated with the reduction in debt resulting from the cash received from the sale of Cadillac.

(d) Represents the estimated loss on sale of the Cadillac business to General Electric.

(e)      Represents elimination of historical income tax expense (benefit).


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The following unaudited pro forma balance sheet assumes the disposition of substantially all the assets of the Company's Cadillac business to General Electric, assuming the sale had been consummated as of June 30, 2000.

                                                         Unaudited
                                           -------------------------------------
                                                       June 30, 2000
                                           -------------------------------------
                                                         Cadillac      Adjusted
                                           Historical   Adjustments    Pro Forma
                                           ----------   -----------    ---------
                                                   (dollars in millions)

Assets
Current Assets
  Cash and cash equivalents                 $   39.7    $     -         $   39.7
  Accounts receivable                          326.3          -            326.3
  Inventories                                  205.9          -            205.9
  Other                                        148.0      110.0 (a)         38.0
                                            --------    -------         --------
    Total current assets                       719.9     (110.0)           609.9
Property, plant and equipment, net             316.4          -            316.4

Other Assets
  Goodwill and other intangibles               378.0          -            378.0
  Investments and other                        128.7          -            128.7
                                            --------    -------         --------
Total Assets                                $1,543.0    $(110.0)        $1,433.0
                                            ========    =======         ========

Liabilities and Stockholders' Equity
Current Liabilities
  Notes payable                             $    6.1    $     -         $    6.1
  Accounts payable and accrued liabilities     349.7      (13.9)(b)        335.8
  Current portion of long-term debt              2.4          -              2.4
                                            --------    -------         --------
    Total current liabilities                  358.2      (13.9)           344.3
  Other liabilities                            206.1          -            206.1
  Long term debt                               460.8      (96.1)(c)        364.7
  Total stockholders' equity                   517.9          -            517.9
                                            --------    -------         --------
Total Liabilities and Stockholders' Equity  $1,543.0    $(110.0)        $1,433.0
                                            ========    =======         ========



(a) Represents the historical cost of the net assets that will be sold in connection with the sale of the Company's Cadillac business to General Electric.

(b) Represents the assumed payment of expenses associated with the sale of the Company's Cadillac business to General Electric.

(c) Represents the assumed paydown of outstanding indebtedness with the remaining proceeds from the sale of the Company's Cadillac business to General Electric.
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         (c)  Exhibits.

         2.1 Acquisition Agreement, dated May 10, 2000, by and among M.A. Hanna Company, Cadillac Plastic Group, Inc., Cadillac Plastic (Canada) Inc., RA Products, Inc., General Electric Company and ABS Holding.

         2.2 Acquisition Agreement Amendment, dated July 31, 2000, by and among M.A. Hanna Company, Cadillac Plastic Group, Inc., Cadillac Plastic (Canada) Inc., RA Products, Inc., General Electric Company and ABS Holding.

         99.1 Press Release of M.A. Hanna Company and General Electric Company, dated May 11, 2000, announcing the execution of the definitive acquisition agreement (incorporated by reference to Exhibit 99.1 to M.A. Hanna Company's Form 8-K, dated May 10,
                  2000).

         99.2 Press Release of M.A. Hanna Company and General Electric Company, dated July 31, 2000, announcing the consummation of the disposition.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      M.A. HANNA COMPANY

                                      By:    /s/ John S. Pyke, Jr.
                                             ----------------------------------
                                             Name:   John S. Pyke, Jr.
                                             Title:  Vice President, General
                                                     Counsel and Secretary

Dated:  August 14, 2000

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                                  EXHIBIT INDEX



         Exhibit No.                                Description
         -----------                                -----------

         2.1 Acquisition Agreement, dated May 10, 2000, by and among M.A. Hanna Company, Cadillac Plastic Group, Inc., Cadillac Plastic (Canada) Inc., RA Products, Inc., General Electric Company and ABS Holding.

         2.2 Acquisition Agreement Amendment, dated July 31, 2000, by and among M.A. Hanna Company, Cadillac Plastic Group, Inc., Cadillac Plastic (Canada) Inc., RA Products, Inc., General Electric Company and ABS Holding.

         99.1 Press Release of M.A. Hanna Company and General Electric Company, dated May 11, 2000, announcing the execution of the definitive acquisition agreement (incorporated by reference to Exhibit 99.1 to M.A. Hanna Company's Form 8-K, dated May 10,
                  2000).

         99.2 Press Release of M.A. Hanna Company and General Electric Company, dated July 31, 2000, announcing the consummation of the disposition.